                                                                   EXHIBIT 10.16

                          WAIVER AND FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

                  THIS WAIVER AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Waiver and Amendment"), dated as of January 31, 2003, is entered into by and among Fleet Capital Corporation, as Administrative Agent (the "Administrative Agent"), Fleet Capital Canada Corporation, as Canadian Agent (the "Canadian Agent"), the Lenders and Canadian Participating Lenders party to the Loan Agreement (as defined below), Celadon Group, Inc., a Delaware corporation ("CGI"), Celadon Trucking Services, Inc., a New Jersey corporation ("CTSI"), TruckersB2B, Inc., a Delaware corporation ("TB2B"), and Celadon Canada, Inc., an Ontario corporation ("CCI" and together with CGI, CTSI and TB2B, collectively, the "Borrowers"), with reference to the following facts:

                                    RECITALS

                  A. The Administrative Agent, the Canadian Agent, the Lenders, the Canadian Participating Lenders and the Borrowers are parties to the Loan and Security Agreement, dated as of September 26, 2002 (the "Loan Agreement"), pursuant to which the Lenders have provided the Borrowers with certain credit facilities.

                  B.       The Borrowers currently are in default under Sections
10.1.4 and 10.1.5 of the Loan Agreement given the Borrowers' breach of each of the following provisions of the Loan Agreement and the side letter agreement, dated September 26, 2002, by and among the parties to the Loan Agreement (the "Closing Side Letter"):

                           (i)      Section 5.5 of the Loan Agreement, due to
the Borrowers' failure to cause Morgan Stanley & Co. to enter into an acceptable securities account control agreement with the Administrative Agent within 30 days after the Closing Date.

                           (ii)     Section 6.2.4 of the Loan Agreement, due to
the failure by the Borrowers to establish, implement and maintain acceptable Dominion Account arrangements for the direct deposit of payments and other remittances on Accounts owed by Account Debtors in Canada within forty-five (45) days after the Closing Date;

                           (iii)    Section 6.2.5 of the Loan Agreement, due to
the deposit by the Borrowers of certain collections on their Accounts into the Borrowers' operating deposit account at KeyBank National Association rather than

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into the Borrowers' domestic lockbox-related deposit account or a Dominion
Account;

                           (iv)     Section 8.1.13 of the Loan Agreement, due to
the failure by the Borrowers to ensure that the Administrative Agent has a perfected Lien on each motor vehicle owned by the Borrowers and their Subsidiaries within sixty (60) days after the Closing Date;

                           (v)      Section 1 of the Closing Side Letter, due to
CTSI's failure to executed and deliver to the Administrative Agent an Indiana mortgage on the Jonesville Property referred to therein within 90 days after the Closing Date; and

                           (vi)     Section 4 of the Closing Side Letter, due to
the failure by the Domestic Borrowers to deliver to the Administrative Agent the original certificate of title for each motor vehicle in which the Administrative Agent has a first-priority security interest within 30 days after the Closing Date.

(The foregoing breaches of the Loan Agreement and the Closing Side Letter hereinafter are referred to collectively as the "Existing Events of Default".)

                  C. The Borrowers have requested that the Lenders waive each of the Existing Events of Default, and the Lenders are willing to do so and to establish new deadlines for the Borrowers' compliance with, or otherwise modify, the terms of the Loan Agreement and the Closing Side Letter on the terms and conditions set forth below.

                  D. LaSalle Bank National Association ("LaSalle") has determined that it cannot act as a Canadian Participating Lender, and Fleet therefore has agreed to purchase all of LaSalle's interests in the Canadian Revolving Credit Loans and the Canadian Term Loan in exchange for the sale by Fleet to LaSalle of a portion of Fleet's interest in the Domestic Term Loan.

                  E. For the administrative convenience of the Administrative Agent and the Canadian Agent, the Canadian Agent wishes to transfer responsibility to the Administrative Agent for certain ministerial loan and collateral administrative duties under the Loan Documents.

                  NOW, THEREFORE, the parties hereby agree as follows:

         1. Defined Terms. Any and all initially capitalized terms used in this Waiver and Amendment (including, without limitation, in the recitals hereto) without definition shall have the respective meanings specified in the Loan Agreement.

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         2.       Waiver of Existing Events of Default. The Lenders hereby waive each of the Existing Events of Default. Such waiver by the Lenders shall constitute a waiver of only the Existing Events of Default and not a waiver of any future breach of any provision of the Loan Agreement or any of the other
Loan Documents.

         3. Consent to Assignments by LaSalle and Fleet. The Borrowers and the Lenders hereby consent to the assignment by LaSalle to Fleet of all of LaSalle's existing pro rata share of each of the Canadian Revolving Loans (i.e., $1,090,909.08) and the Canadian Term Loan (i.e., $235,341.82) and to the assignment by Fleet to LaSalle of $1,326,250.90 of Fleet's existing pro rata share of the Domestic Term Loan effective as of the Closing Date.

         4. Remittance of Interest Payments on Assigned Domestic Term Loan Commitment. LaSalle hereby acknowledges that the Administrative Agent has held La Salle's pro rata share of the interest payments made by the Domestic Borrowers since the Closing Date on the Domestic Term Loan. The Administrative Agent hereby agrees to remit all such interest payments to LaSalle promptly upon the effectiveness of this Waiver and Amendment.

         5. Amendment to Schedule of Lender Commitments. Exhibit 1.1 to the Loan Agreement is hereby amended to read in full as set forth on Exhibit 1.1 to this Waiver and Amendment.

         6. Deletion of Second Domestic Term Loan Advance. The Borrowers have offered not to request funding of the Second Domestic Term Loan Advance described in Section 1.3.1 of the Loan Agreement, and therefore Section 1.3.1 of the Loan Agreement is hereby amended to read in full as follows:

                  "1.3.1   Domestic Term Loan Subfacility. On the Closing Date,
each Domestic Lender, severally and not jointly, agrees to make a term loan to CGI in the aggregate principal amount of such Domestic Lender's Domestic Term Loan Commitment (collectively, the "Domestic Term Loan"), such that the aggregate original principal amount of the Domestic Term Loan shall be $9,593,080. The Domestic Term Loan shall be repayable in accordance with the terms of the applicable Term Notes and shall be secured by all of the Domestic Collateral. The Domestic Term Loan shall constitute a subfacility under the Domestic Revolving Credit Loans facility, and the proceeds of the Domestic Term Loan shall be used solely for the purposes for which the proceeds of the Domestic Revolving Credit Loans are authorized to be used."

         7. Amendments to Mandatory Prepayments Provision. Notwithstanding anything to the contrary set forth in Section 3.3.1 of the Loan Agreement:

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                  (a)      if any Borrower exercises a purchase option with
                           respect to any motor vehicle leased by such Borrower, and such Borrower thereafter re-sells such vehicle to the lessor or any other third party, the Borrowers shall be required to prepay the principal amount of the applicable Term Loan made on the basis of such vehicle in an amount equal to the positive difference between (i) the amount received by such Borrower from the sale of such vehicle to the lessor and (ii) the amount paid by such Borrower to the lessor or any other third party in the exercise of such Borrower's purchase option under the lease; and

                  (b) if any Borrower sells any motor vehicle with the intention of subsequently purchasing a replacement vehicle, the Borrowers shall forward to the Administrative Agent all net proceeds of such sale and the Administrative Agent shall apply such proceeds to reduce the outstanding Revolving Credit Loans. The Administrative Agent shall block borrowing availability under the Revolving Credit Loan facility in the amount of such payment (the "availability block"). If the applicable Borrower repurchases a replacement motor vehicle within 90 days after the sale of its old vehicle, subject to documentation acceptable to the Administrative Agent, the Administrative Agent shall make a Revolving Credit Loan to the Borrowers in the amount of the availability block plus, subject to additional borrowing availability, such additional amount as may be required to finance such Borrower's payment of the purchase price of such replacement vehicle. In such event, the Borrower promptly shall take such actions as may be necessary to ensure the perfection of the Administrative Agent's Lien on such replacement vehicle. If such Borrower fails to purchase a replacement vehicle by such 90-day deadline, the Administrative Agent shall make a Revolving Credit Loan to the Borrowers in the amount of the availability block and shall apply the proceeds of such Loan to reduce the outstanding principal balance of the applicable Term Loan made on the basis of such sold motor vehicle, in accordance with Section 3.3.1 of the Loan Agreement.

         8. Extension of Deadline for Establishment of Canadian Dominion Account. Notwithstanding anything to the contrary set forth in Section 6.2.4 of the Loan Agreement, the Borrowers shall establish a Dominion Account with Scotia Bank, reasonably acceptable to the Administrative Agent, for the direct deposit of payments and other remittances with respect to Accounts owed to any

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of the Borrowers by Account Debtors located in Canada no later than February 7,
2003.

         9. Extension of Deadline for Direct Deposit of U.S. Accounts into Domestic Lockbox Account. Notwithstanding anything to the contrary set forth in
Section 6.2.5 of the Loan Agreement, the Borrowers, which have caused the Administrative Agent to achieve less than full dominion over the proceeds of Accounts owed to the Borrowers by Account Debtors in the U.S. or Mexico, shall provide the Administrative Agent, until the Administrative Agent advises the Borrowers that it no longer requires such reports, with daily reports detailing the amount of deposits and the names of the Account Debtors who have made payments with respect to all proceeds of Accounts deposited into the Borrowers' operating deposit account at KeyBank National Association. In addition, the Borrowers shall cause all amounts so deposited into such operating account to be transferred on the next business day into the Borrowers' Dominion Account for domestic and Mexican Accounts. The Borrowers shall continue to use their best efforts to cause all of their Account Debtors in the United States and Mexico to remit payments on Accounts directly to the Borrowers' Dominion Account for domestic and Mexican Accounts.

         10. Extension of Deadline for Perfection of Administrative Agent's Lien on Motor Vehicles. Notwithstanding anything to the contrary set forth in
Section 8.1.13 of the Loan Agreement, the Borrowers shall use their best efforts to cause the Administrative Agent to have a perfected Lien on each motor vehicle owned by the Borrowers and their Subsidiaries no later than January 31, 2003. If despite such efforts, the Borrowers are unable to cause the Administrative Agent to have a perfected lien on such vehicles by such deadline, the Administrative Agent shall establish a reserve against borrowing availability under the Borrowers' Revolving Credit Loans facility in an amount sufficient to ensure that the Administrative Agent has full collateral security for the Term Loans. The Administrative Agent from time to time thereafter shall reduce such reserve as its Lien becomes perfected on additional motor vehicles of the Borrowers.

         11. Perfection of Lien on Additional Freightliner Vehicles. The Borrowers shall take all actions reasonably requested by the Administrative Agent to ensure that the Administrative Agent has a perfected Lien on each of the eleven (11) Freightliner vehicles of the Borrowers formerly encumbered in favor of CitiCapital no later than February 7, 2003.

         12. Monthly Statements for Morgan Stanley Account. Notwithstanding anything to the contrary set forth in Section 5.5 of the Loan Agreement, the Borrowers shall not be required to cause Morgan Stanley & Co. to execute an acceptable securities account control agreement in favor of the Administrative Agent or close the Borrowers' existing securities account with Morgan Stanley & Co. Instead, the Borrowers shall cause Morgan Stanley & Co. to send the

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Administrative Agent a copy of each monthly statement of activity sent by Morgan
Stanley to the Borrowers with respect to such account; provided, however, if such account at any time hereafter is converted from a hedging account to a cash account (i.e., an account with cash balances), the Borrowers promptly shall provide the Administrative Agent with notice of such conversion and shall either cause Morgan Stanley & Co. to enter into a control agreement, reasonably satisfactory to the Administrative Agent, with respect to such account, or close such account and transfer the funds on deposit in such account to a new account under the control of the Administrative Agent.

         13. Negative Pledge on Jonesville Warehouse. Notwithstanding anything to the contrary set forth in paragraph 1 of the Closing Side Letter, CTSI shall not be required to execute and deliver to the Administrative Agent an acceptable mortgage covering CTSI's warehouse located in Jonesville, Indiana (the "Jonesville Warehouse"). Instead, on or before the effective date of this Waiver and Amendment, CTSI shall execute a negative pledge in favor of the Administrative Agent with respect to the Jonesville Warehouse, which shall be in recordable form and otherwise reasonably satisfactory to the Administrative Agent (the "Negative Pledge"); provided, however, if CTSI at any time hereafter becomes permitted to grant a second mortgage lien with respect to the Jonesville Warehouse, CTSI promptly shall execute such a mortgage in favor of the Administrative Agent.

         14. Monthly Vehicle Reconciliations. Concurrently with their delivery of the monthly financial statements required under Section 8.1.3(c) of the Loan Agreement, the Borrowers shall deliver to the Administrative Agent, the Canadian Agent and each Lender a reconciliation of the Borrowers' vehicle fleet, indicating all motor vehicle sales, purchases and accidents or other vehicle dispositions for the preceding month and otherwise in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.

         15. Periodic Vehicle Audits. The Borrowers acknowledge and agree that the Administrative Agent shall have the right, not less frequently than each June and December during the term of the Loan Agreement, to audit the Borrowers' fleet of motor vehicles at the Borrowers' expense, and the Borrowers agree to cooperate reasonably with all such audits.

         16. Elimination of $100,000 Availability Reserve. On the effective date of this Waiver and Amendment, the Administrative Agent shall remove its current reserve against availability under the Domestic Revolving Credit Loan facility in the amount of $100,000. The removal of such reserve by the Administrative Agent shall not diminish the right of the Administrative Agent under Section 1.1.4 of the Loan Agreement to impose additional availability reserves from time to time under the Domestic Revolving Credit Loan facility in such amounts as the Administrative Agent shall reasonably deem necessary or appropriate.

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         17.      Delegation By Fleet Capital Canada Corporation of Certain
Administrative Functions To Fleet. For the administrative convenience of the parties and to expedite required administrative action by the Canadian Agent and the Canadian Lender, (i) Fleet Capital Canada Corporation, in its capacity as the Canadian Lender, hereby irrevocably delegates to Fleet, in its capacity as the Canadian Participating Lender, all rights of the Canadian Lender under
Section 11.10 of the Loan Agreement to agree to any amendment, waiver or consent under the Loan Agreement, and (ii) Fleet Capital Canada Corporation, in its capacity as the Canadian Agent, hereby irrevocably delegates to Fleet, in its capacity as the Administrative Agent, all rights of the Canadian Agent (a) under
Section 6 of the Loan Agreement to administer, collect, protect and preserve the Collateral and (b) under Section 11.10 of the Loan Agreement to agree to any amendment, waiver or consent under the Loan Agreement.

         18. Representation and Warranty Regarding Vehicle Titles. The Borrowers hereby represent and warrant to the Administrative Agent, the Canadian Agent and the Lenders that Schedule A attached hereto and incorporated herein by this reference is an accurate and complete list of all motor vehicles owned by the Borrowers.

         19. Conditions Precedent. The effectiveness of this Waiver and Amendment shall be subject to the prior satisfaction of each of the following conditions:

                  (a) This Waiver and Amendment. The Administrative Agent shall have received this Waiver and Amendment, duly executed by the Borrowers, the Lenders, the Canadian Participating Lenders, the Administrative Agent and the Canadian Agent;

                  (b) Commitment Assignments. The Administrative Agent shall have received Commitment Assignment and Acceptances, duly executed by LaSalle and Fleet Capital Corporation and in form and substance reasonably satisfactory to the Administrative Agent, with respect to the assignments described in Recital D and Section 3 to this Waiver and Amendment;

                  (c) Assignment Fee. The Administrative Agent shall have received payment from LaSalle of the $3,500 commitment assignment fee payable under Section
                           11.9.1 of the Loan Agreement for the commitment assignment by LaSalle referred to in Section 3 above;

                  (d) New Notes. The Borrowers shall have executed and delivered to the Administrative Agent, for delivery to Fleet

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                           and LaSalle, such promissory notes as Fleet and
                           LaSalle may reasonably require to evidence their commitment assignments described in Recital D and
                           Section 3 to this Waiver and Amendment;

                  (e) Pay Down of Canadian Term Loan. The Borrowers shall have made a prepayment of principal on the Canadian Term Loan in an amount of not less than $361,000 or delivered to the Administrative Agent additional collateral satisfactory to the Administrative Agent;

                  (f) Secretary's Certificate. The Secretary of each of the Borrowers shall have executed the Certificate of Resolution attached to this Amendment; and

                  (g) Negative Pledge. The Administrative Agent shall have received the Negative Pledge, duly executed by CTSI.

         20.      Miscellaneous.

                  (a) Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or in any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Waiver and Amendment, shall survive the execution and delivery of this Waiver and Amendment.

                  (b) Reference to Loan Agreement. The Loan Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended by this Waiver and Amendment.

                  (c) Loan Agreement Remains in Effect. The Loan Agreement and the other Loan Documents remain in full force and effect and the Borrowers ratify and confirm its agreements and covenants contained therein. The Borrowers hereby confirm that, after giving effect to this Waiver and Amendment, no Event of Default or Default exists as of such date.

                  (d) Reaffirmation of Obligations. The Borrowers hereby reaffirm, ratify and confirm their Obligations under the Loan Agreement, acknowledge that they have no offset rights or

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                           defenses to the payment of such Obligations, and
                           acknowledge that all of the terms and provisions of the Loan Agreement and the other Loan Documents (except as amended hereby) remain in full force and effect.

                  (e) Severability. Any provision of this Waiver and Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Waiver and Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  (f) Counterparts. This Waiver and Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                  (g) Headings. The headings, captions and arrangements used in this Waiver and Amendment are for convenience only and shall not affect the interpretation of this Waiver and Amendment.

                  (h) Expenses of The Agents. Borrowers agree to pay on demand all costs and expenses reasonably incurred by the Administrative Agent and the Canadian Agent in connection with the preparation, negotiation and execution of this Waiver and Amendment and the other Loan Documents executed pursuant hereto, and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of legal counsel to the Administrative Agent and the Canadian Agent.

                  (i) NO ORAL AGREEMENTS. THIS WAIVER AND AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  (j) GOVERNING LAW; JURY TRIAL WAIVER. THE VALIDITY OF THIS WAIVER AND AMENDMENT, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES

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                           HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND
                           CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES TO THIS WAIVER AND AMENDMENT HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING IN CONNECTION WITH THIS WAIVER AND AMENDMENT.

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                  IN WITNESS WHEREOF, the parties have entered into this Waiver and Amendment by their respective duly authorized officers as of the date first above written.

                                    CELADON GROUP, INC.,
                                    a Delaware corporation

                                    By: /s/Michael Dunlap
                                        ----------------------------------
                                    Name:  Michael Dunlap
                                    Title: Treasurer

                                    CELADON TRUCKING SERVICES, INC.,
                                    a New Jersey corporation

                                    By: /s/Michael Dunlap
                                        ----------------------------------
                                    Name:  Michael Dunlap
                                    Title: Treasurer

                                    TRUCKERSB2B, INC.,
                                    a Delaware corporation

                                    By: /s/Michael Dunlap
                                        ----------------------------------
                                    Name:  Michael Dunlap
                                    Title: Treasurer

                                    CELADON CANADA, INC.,
                                    an Ontario corporation

                                    By: /s/Michael Dunlap
                                        ----------------------------------
                                    Name:  Michael Dunlap
                                    Title: Treasurer

                                    FLEET CAPITAL CORPORATION, a Rhode Island corporation, as Administrative Agent, a Lender, and as a Canadian Participating Lender

                                    By: /s/Leslie Reuter
                                       -----------------------------------
                                           Leslie Reuter
                                           Senior Vice President

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                                    FIFTH THIRD BANK,
                                    as a Lender

                                    By: /s/ David W. O'Neal
                                        ----------------------------------
                                    Name:  David W. O'Neal
                                    Title: Vice President

                                    KEYBANK NATIONAL ASSOCIATION,
                                    as a Lender

                                    By: /s/ Mary C. Boyd
                                        ----------------------------------
                                    Name:  Mary C. Boyd
                                    Title: Vice President

                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    as a Lender

                                    By: /s/ William H. Lutes
                                        ----------------------------------
                                    Name:  William H. Lutes
                                    Title: First Vice President

                                    FLEET CAPITAL CANADA CORPORATION,
                                    a Canadian corporation, as Canadian Agent and Canadian Lender

                                    By: /s/ Doug McKenzie
                                        ----------------------------------
                                    Name:  Doug McKenzie
                                    Title: Vice President & General Manager

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                            CERTIFICATE OF RESOLUTION

         I, Paul Will, hereby certify that:

                                    I am the duly qualified and acting Secretary
of each of Celadon Group, Inc., a Delaware corporation, Celadon Trucking Services, Inc., a New Jersey corporation, TruckersB2B, Inc., a Delaware corporation, and Celadon Canada, Inc., an Ontario corporation (collectively, the "Borrowers").

                                    The following is a true copy of identical
resolutions duly adopted by the respective boards of directors of each of the Borrowers by either a special meeting or by unanimous written consent in lieu of a meeting:

                                    "RESOLVED that the terms of the Waiver and
                  First Amendment to Loan and Security Agreement among this corporation and the other Borrowers party thereto, the financial institutions which are signatories thereto and Fleet Capital Corporation, as Administrative Agent (the 'Agent'), are hereby approved and ratified.

                                    FURTHER RESOLVED, that any one officer of
                  this corporation is hereby authorized and directed, on behalf of this corporation, to make, execute, and deliver to the Agent any and all documents and to do any and all acts necessary or desirable to effectuate the foregoing resolution."

                                    These resolutions are in conformity with the
respective articles or certificate of incorporation and bylaws of the Borrowers, have never been modified or repealed, and are now in full force and effect.

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                                    IN WITNESS WHEREOF, I have set my hand and
the seal of the corporation as of January 31, 2003.

                                      /s/ Paul Will
                                      Paul Will
                                      Secretary of Celadon Group, Inc.
                                      Celadon Trucking Services, Inc.,
                                      TruckersB2B, Inc., and
                                      Celadon Canada, Inc.

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